 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

Signet International Holdings, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-13465	16-1732674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Worth Avenue, Suite 316, Palm Beach, Florida 33480
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:     (561) 832-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01: OTHER EVENTS

On June 4, 2007, for the amount of 113,662 shares of its common stock, and other considerations; Signet International Holdings, Inc., purchased from its author, 100% of the exclusive television rights to the novel “Tales From The moe.Republic”, by John E. Derhak. “Other considerations” include but are not necessarily limited to, the author’s participation in the production of a planned television series based on the novel.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number	Description
99.1	Press Release June 4, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signet International Holdings, Inc.

By: /s/ Ernest Letiziano
Title: Chief Executive Officer
Date June 4, 2007